SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 21, 2006 (February 17, 2006)

PRIVATE BUSINESS, INC.
(Exact name of registrant as specified in its charter)

Tennessee	000-25959	62-1453841

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9020 Overlook Boulevard, Third Floor, Brentwood, Tennessee 37027

(Address of principal executive offices)

615-221-8400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

          On February 17, 2006, Lawrence A. Hough was appointed to the Private Business, Inc. (“PBiz”) board of directors.  Mr. Hough will serve on the board as a class 1 director until the next annual meeting of shareholders or until removed by other actions as allowed by PBiz’s bylaws.  Mr. Hough has also been appointed to the audit committee of PBiz’s board of directors.

          A copy of the February 21, 2006 press release relating to these announcements is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	Number	Exhibit

	99.1	Press Release dated February 21, 2006.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIVATE BUSINESS, INC.

	By:	/s/ Michael Berman

	Name:	Michael Berman
	Title:	General Counsel and Secretary
Date: February 21, 2006

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